Barclays CEO Energy-Power Conference September 9, 2015 Andrew Lane Chairman, President & CEO Exhibit 99.1

2
Barclays CEO Energy-Power Conference
Forward Looking Statements and Non-GAAP Disclaimer
This
presentation
contains
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
and
Section
21E
of
the
Exchange
Act.
Words such as “will,” “expect,” “expected”, “looking forward”, “guidance” and similar expressions are intended to identify forward-looking statements.
Statements about the company’s business, including its strategy, the impact of changes in oil prices and customer spending, its industry, the company’s future profitability, the company’s guidance on its sales, adjusted EBITDA, adjusted gross profit, tax rate, capital expenditures and cash flow, the company’s expectations regarding the pay down of its debt, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the
forward-looking
statements.
These
statements
involve
known
and
unknown
risks,
uncertainties
and
other
factors,
most
of
which
are
difficult
to
predict
and
many
of
which
are
beyond
our
control,
including
the
factors
described
in
the
company’s
SEC
filings
that
may
cause
our
actual
results
and
performance to be materially different from any future results or performance expressed or implied by these forward-looking statements.
For
a
discussion
of
key
risk
factors,
please
see
the
risk
factors
disclosed
in
the
company’s
SEC
filings,
which
are
available
on
the
SEC’s
website
at
www.sec.gov
and
on
the
company’s
website,
www.mrcglobal.com.
Our
filings
and
other
important
information
are
also
available
on
the
Investor
Relations
page
of
our
website
at
www.mrcglobal.com.
Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs,
reliance
should
not
be
placed
on
forward-looking
statements
because
they
involve
known
and
unknown
risks,
uncertainties
and
other
factors,
which
may
cause
the
company’s
actual
results,
performance
or
achievements
or
future
events
to
differ
materially
from
anticipated
future
results,
performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Barclays CEO Energy-Power Conference
•
Market Leader in North America and Worldwide
•
$5.6B TTM Sales
•
$384M TTM Adjusted EBITDA
Key Role in Global Supply Chains of Leading Energy and
Industrial Companies
•
Create value for customers and suppliers
•
Closely integrated into customer supply chains
•
21,000+ customers
Differentiated Global Capabilities
•
Unparalleled footprint, with 400+ locations in 22 countries
•
Enhanced capabilities to evaluate suppliers, source material and provide outstanding customer service
•
Serve as one-stop-shop worldwide
Attractive and Diversified Business Mix
•
Focus on maintenance, repair and operations (MRO) contracts
•
Balanced portfolio across upstream, midstream and
downstream sectors
•
Growing international and project business
Global Leader in PVF Distribution
Note:  Sales and Adjusted EBITDA as of June 30, 2015

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Revenue by Product Line
Note: Percentage of sales for the twelve months ended June 30, 2015
United States
77%
Higher
Margin
Products
72%
Lower
Margin
Products
28%
Revenue by Geography
Transmission
19%
OCTG
8%
Production Infrastructure,
Materials & Supplies
35%
Revenue by Industry Sector
Downstream
26%
Upstream
43%
Midstream
31%
Diversified by Region, Industry Sector and Product Line
Gulf
Coast
28%
Western
25%
Eastern
24%
Asia /
Europe /
Middle
East
14%
Canada
9%
Valves
32%
Fittings &
Flanges
21%
General
Oilfield
Products
19%
Line Pipe
20%
OCTG
8%
Other/
Industrial
13%
Chemicals
& Refining
13%
Gas Utility
12%

MRC Global

SUPPLIERS
MRC Global
CUSTOMERS
Chevron
bp
ExxonMobil

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Synergistic Business Model
IOC
DOW
DuPont
Marathon
Petroleum
AGL
Resources
Atmos
DCP
Midstream
NiSource
PG&E
MarkWest
Chesapeake
Energy
CNRL
ConocoPhillips
Apache
Anadarko
California
Resources
Corporation
Hess
Husky
Energy
Marathon
Oil
Statoil
Tenaris
TMK-
IPSCO
U.S.
Steel
CSI Tubular
JMC Wheatland
Balon
Cameron
Flowserve
Kitz
Neway
Velan
Boltex
Bonney
Forge
Chevron
Phillips
Chemical
Tube Forgings of
America
WL Plastics
Emerson
Phillips
66
Chevron Phillips
Chemical
Colombia Pipeline Group
Williams
Energy Carbon Steel Tubulars
Valves
Fittings, Flanges and Other
Downstream
Midstream
Upstream
Valero
SABIC
Supplier Value
Proposition
•
Access to 21,000+
customers
•
20+ year relationships
•
Source from 35+
countries
•
Purchased over
$4.5 billion in 2014
•
Manufacturing and
scale efficiencies
•
Leverage MRC
Global’s technical
salesforce
Customer Value
Proposition
•
Reduce supply chain
complexity
•
20+ year relationships
•
Pre-qualifies new
suppliers thru quality
program
•
Outsource non-core
supply chain and logistics
functions
•
Product availability, with
access to MRC Global’s
$1 billion of inventory,
which reduces need to
invest in working capital
•
Savings from volume
purchasing and global
sourcing
•
95% customer retention

MRC Global

[redacted]

[redacted]

Target
LaBarge
Transmark
South Texas Supply
Dresser
Stainless Pipe and Fittings
Valve Systems and Controls
On
Chaparral Supply
Production
Flow
Flangefitt
Stream
MSD
HypTeck

$ 1.46+ Billion

Barclays CEO Energy-Power Conference
1.
Investing and Financing cash flows from 2010 to Q2 2015, allocated by percentage. Net Financing equals the total issuance less repayment of debt and equity.
2.
Reflects reported revenues for the year of acquisition or 2013 for Stream, MSD and HypTeck.
Use
of
Cash
Flow
(2010
–
Q2
2015¹)
North American Consolidation
•
Merger of McJunkin and Red Man to created the largest
PVF distributor in the world to energy companies
•
Completed North American platform through seven bolt-
on acquisitions and organic growth
•
Scale and scope
Global Acquisitions
•
Acquired Transmark
in 2009 as a platform for our
international expansion
•
Six further acquisitions to add markets and products
•
Acquired Stream, with differentiated offshore production
facility capability
Differentiated position
•
Global service capability enables ever closer integration
with customers and organic growth opportunity
•
Still serve the smaller energy infrastructure customers
that form the entrepreneurial backbone of US
Acquisitions
Date
Region
Revenue ($M)²
Oct-08
U.S.
$ 233
Oct-09
Europe and Asia
346
May-10
Eagle Ford
9
Aug-10
Oil Tools Supply
Bakken
13
Jun-11
Australia / SE Asia
91
Jul-11
U.S. Gulf of Mexico
13
Mar-12
eSteel
Piping Systems
Australia
174
Jun-12
Mississippian Lime
71
Dec-12
Specialty
Services
Permian / Eagle Ford
127
Jul-13
Control
Products
Permian / Eagle Ford
28
Dec-13
Stainless
United Kingdom
24
Jan-14
Norway
271
May-14
Engineering
Singapore & SE Asia
26
Jun-14
Norway
38
Consolidation creates scale and
broadens our capabilities
Consolidated North America, Expanded Worldwide Via Acquisitions
M&A
74%
Capex
15%
Net
Financing
4%
Other
7%

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Munster, IN
Nitro, WV
Tulsa, OK
Houston, TX
Nisku, AB
Cheyenne, WY
Odessa, TX
Bakersfield, CA
San Antonio, TX
Regional Distribution Centers
Corporate Headquarters
Valve Automation Centers
Branch Locations
Pittsburgh, PA
Strong Leadership Position Across Key Basins
North America
By the Numbers
As of 6/30/2015
Branches
160+
RDCs
10
VACs
14
Employees
~3,200

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Regional Distribution Centers
Valve Automation Centers
Branch Locations
Stavanger, NO
Rotterdam, NL
Bradford, UK
Strong Leadership Position Throughout the North Sea and Western Europe
Europe
By the Numbers
As of 6/30/2015
Branches
34
RDCs
3
VACs
13
Countries
9
Employees
~900

Barclays CEO Energy-Power Conference
Strategically Located in Key Growth Markets
Asia Pacific & Middle East
Singapore
Perth, WA
Brisbane, QLD
Dubai, UAE
By the Numbers
As of 6/30/2015
Branches
RDCs
VACs
Countries
Employees
~400
11
7
4
28
Branch Locations
Regional Distribution Centers
Valve Automation Centers

Barclays CEO Energy-Power Conference
Organic
Growth
Acquisitions
Enhanced
Profitability
and Return
on Capital
Leverage Competitive Advantages to Drive Volume and Enhance Returns
Long Term Growth Strategy
Significant growth potential for the core business from continuing to win in the field, which will generate strong incremental margins
•
Existing MRO Contract Customers
-
Expand sales by adding scope, cross-selling product
portfolio, project activity and greater integration
•
New MRO Contract Customers –
Capitalize on MRC Global’s superior offering to win additional
MRO contracts from competitors
•
“Next 75” Customers –
Drive share with targeted growth accounts through focused sales efforts and exceptional customer service
•
Continue to add integrated supply service agreements
Strategic acquisitions in attractive geographies and product lines
•
Continue to make accretive acquisitions and consolidate the sector
•
Acquire businesses that add products, customers and/or geographic scope to the existing footprint
Shifting product mix to higher margin products while driving efficiencies in overhead and working capital
•
Emphasize higher margin products and continue shift toward valves, fittings & flanges
•
Careful focus on SG&A spend to balance performance and cost efficiencies
•
Optimize working capital investment
•
Invest in technology systems and branch infrastructure to further strengthen customer service and operational excellence

Barclays CEO Energy-Power Conference
•
Highest level of service offered
•
Full integration into customer’s
supply chain and outsourcing of
procurement, logistics and inventory
management functions
•
All product classes sourced from
and/or handled by the distributor
Leading the Industry Shift Toward Integration
•
PVF purchasing handled
locally on facility-by-facility
basis
•
Separate sourcing for each
product class
•
Limited between customers
and distributors
Then
Now
Next
•
PVF purchasing handled
centrally for all facilities
•
Sourcing across product
classes
•
MRO contracts covering
segments, regions or
comprehensive global PVF
•
Integration of distributor into
the supply chain for logistics
and planning
Decentralized
Procurement
MRO Contracts & Centralized
Procurement
Integrated
Supply
High cost
Limited corporate control
Product availability risk
Economies of scale
Central control
Capital efficiency
Freedom to focus on core business
Further cost savings
Capital efficiency

Barclays CEO Energy-Power Conference
Customer Integration
$144
$588
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
CAGR = 15.1%
Gas Distribution Revenue
($ millions)
MRC Global is a leader in Integrated
Supply
•
Over $830 million in revenue and growing
rapidly
•
Currently manage 1.4 million part numbers of
customer-owned and consignment inventory at
over 800 locations
•
Over 190 MRC Global personnel are currently
working at customer sites
•
Nearly 20 years experience
•
Procurement services and logistics
management expertise
Integrated Supply leverages MRC
Global’s core competencies
•
Planning
•
Procurement
•
Inventory management
•
Logistics management
•
Managing complex supply chains
Gas Distribution Companies Embrace
Integrated Supply Solutions

Barclays CEO Energy-Power Conference
$0
$52
$256
$330
$567
$554
$873
2008
2009
2010
2011
2012
2013
2014
North America
~$25B Market
International
~$20B Market
1.  Market sizes and percentage market share are management estimates based on 2014 results.
($ millions)
Estimated Market Size and Share¹
International Market Opportunity
International Segment Revenue
75% of our major IOC customers’ PVF
Capex
spend is outside of North America
•
Build on North American customer and
supplier relationships
Attractive opportunities for growth
•
Distribution channel is less penetrated than in
North America
•
Greater project spend
MRC Global has presence in all key
regions
•
U.S., Canada, North Sea, Western Europe,
Middle East, SE Asia and Australia
Making headway on profitability
•
Building scale to drive profitability
•
Streamlining international management, SG&A
after seven acquisitions
International Expansion
MRC
Global
20%
All
Others
80%
MRC
Global
5%
All
Others
95%

Barclays CEO Energy-Power Conference
Strategic Expansion into Offshore Production Platforms
$38
$36
$35
$32
$24
Norway
United
Kingdom
USA
Brazil
Australia
Top 10 Global Offshore E&P Markets²
($ billions)
$77
$97
$111
$105
$415
2010
2011
2012
2013
2014
Offshore Revenue¹
1. Offshore revenue estimated as 2% and 7% of total revenue for 2010-2013 and 2014, respectively.
2. Source: Rystad Energy, September 2014
•
Top 4 largest offshore markets produce ~$140 billion in E&P spend annually
•
MRC Global is positioned in 4 of the 5 largest offshore markets

Barclays CEO Energy-Power Conference
Optimizing SG&A and Working Capital
$185
$174
$159
$159
$149 -
$152
Q3 14
Q4 14
Q1 15
Q2 15
Q3/Q4 15E
Cost-consciousness is ingrained in our culture
•
Average management experience >30 years
•
Managed through many cycles
•
Reductions of 680 employees since mid-2014
•
Successfully executing on cost cutting measures
implemented in response to the market downturn
Total SG&A
($ millions)
Reduction = 18–19%
Net Working Capital
($ millions)
$1,343
$1,413
$1,326
$1,204
Q3 14
Q4 14
Q1 15
Q2 15
Reduction = 15%
Continuous focus on inventory and receivables to
maximize return on our assets
•
Daily inventory tracking of purchases and stock sales at
every North American branch
•
Managing inventory lower while maintaining service levels by repositioning between sites and leveraging the hub and
spoke model
•
Forecasted 2015 cash flow for operations $400-475 Million
•
Reducing accounts receivable days

Barclays CEO Energy-Power Conference
2015 Accomplishments In Spite of a Challenging Year
Customer contract wins
•
Continued success in winning and retaining customers reinforces MRC Global’s market leadership and positions MRC Global for a strong recovery
•
Selected recent contract wins:
Gained market share
•
Outperforming competition in a highly challenging market, with sales outpacing the decline in upstream activity and customer spending
Deleveraged balance sheet
•
Utilized strong cash flow generation from careful management of working capital and proceeds from an opportunistic capital raise to fortify the balance sheet
•
Reduced debt by $606 million, a 42% reduction in mid-2015
•
Created financial flexibility to take advantage of current market
Controlled operating costs
•
Cost cutting initiatives have resulted in meaningful reductions in SG&A spend
Customer
Geography
Term
Customer
Geography
Term
MarkWest
U.S.
5 Years
TECO Energy
U.S.
5 Years
Statoil
Norway
Project
SABIC
U.S., Europe & Saudi Arabia
5 Years
Marathon Oil
U.S.
5
Years
Phillips 66
U.S. & Europe
5 Years
California Resources
U.S.
3 Years

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Financial Model
•
Countercyclical Cash Flow Profile
•
Low Capital Expenditure Requirements
•
Economies of Scale
•
Operating Leverage
•
Flexible Capital Structure

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$663
$850
$1,058
$1,009
$1,120
$538
$452
2010
2011
2012
2013
2014
2014
2015
Sales
Adjusted Gross Profit and % Margin
Adjusted EBITDA and % Margin
7.0%
8.5%
($ millions, except per share data)
Y-o-Y
Growth
28%
24%
(5%)
11%
Y-o-Y
Growth
61%
29%
(17%)
10%
$3,846
$4,832
$5,571
$5,231
$5,933
$2,803
$2,490
2010
2011
2012
2013
2014
2014
2015
$224
$360
$463
$386
$424
$190
$150
2010
2011
2012
2013
2014
2014
2015
5.8%
7.5%
8.3%
7.4%
7.1%
6.8%
6.0%
Y-o-Y
Growth
26%
15%
(6%)
13%
Diluted EPS
$(0.61)
$0.34
$1.22
$1.48
$1.40
$0.61
$0.43
2010
2011
2012
2013
2014
2014
2015
Y-o-Y
Growth
NM
259%
21%
(5%)
17.2%
17.6%
19.0%
19.3%
18.9%
19.2%
18.1%
Six months ended
June 30
Six months ended
June 30
Six months ended
June 30
Six months ended
June 30
Financial Metrics

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Total Debt
Capital Structure
Cash Flow from Operations
Net Leverage
($ millions)
June 30, 2015
Cash and Cash Equivalents
$ 33
Total Debt (including
current portion):
Term Loan
B due 2019, net of discount
527
Global ABL Facility due 2019
321
Total Debt
$
848
Preferred
stock
355
Common stockholders’
equity
1,404
Total Capitalization
$ 2,607
Liquidity
$ 576
5.8x
4.1x
2.5x
2.6x
3.4x
2.8x –
3.1x
2.1x
2010
2011
2012
2013
2014
2015E
06/30/15
$113
$(103)
$240
$324
$(106)
$400  -
$475
$(52)
$277
2010
2011
2012
2013
2014
2015E
2014
2015
$1,360
$1,527
$1,257
$987
$1,454
$680 -
$750
$848
2010
2011
2012
2013
2014
2015E
06/30/15
Six months ended
June 30
Note:  The Net Leverage ratio is calculated assuming the expected year-end debt balance above, the 6/30/2015 cash balance and a denominator of $235 million, which is 2015 EBITDA consensus, as per
Bloomberg on August 25, 2015.
Balance Sheet Metrics

Barclays CEO Energy-Power Conference
•
Market Leader in PVF Distribution, Serving Critical Function to the
Energy Industry
•
Diversified Across Sectors, Regions and Customers
•
Differentiated Global Platform Creates Customer Value
•
Attractive Cash Flow Characteristics and Strong Balance Sheet
•
Organic
Growth
Potential
From
Existing
Business,
Supported
by Long-
term
Secular
Growth
Tailwind
from
Growth
in
Global
Energy
Use
•
Industry
Consolidator,
With
Proven
Success
in
Acquiring
and
Integrating Businesses
•
World-Class
Management
Team
with
Significant
Distribution
and Energy
Experience
Compelling Long-Term Investment

21 Barclays CEO Energy-Power Conference Appendix

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Adjusted EBITDA Reconciliation
Six months ended
June 30
Year Ended December 31
($ millions)
2015
2014
2014
2013
2012
2011
2010
Net
income available to shareholders
$ 45.4
$ 62.8
$ 144.1
$ 152.1
$ 118.0
$ 29.0
$ (51.8)
Income tax
expense
26.2
34.0
81.8
84.8
63.7
26.8
(23.4)
Interest expense
28.3
30.5
61.8
60.7
112.5
136.8
139.6
Depreciation
and amortization
10.2
10.5
22.5
22.3
18.6
17.0
16.6
Amortization of
intangibles
30.9
33.9
67.8
52.1
49.5
50.7
53.9
Increase (decrease)
in LIFO reserve
(15.1)
2.1
11.9
(20.2)
(24.1)
73.7
74.6
Change in fair value of derivative instruments
1.1
4.3
1.1
(4.7)
(2.2)
(7.0)
4.9
Equity-based compensation expense
5.4
4.0
8.9
15.5
8.5
8.4
3.7
Severance & related costs
8.7
5.0
7.5
0.8
-
1.1
3.2
Write-off of debt
issuance costs
3.2
-
-
-
-
-
-
Foreign
currency losses (gains)
5.5
(3.1)
2.5
12.9
(0.8)
(0.6)
0.3
Loss on sale of Canadian progressive cavity pump business
-
6.2
6.2
-
-
-
-
Loss on disposition of rolled and welded business
-
-
4.1
-
-
-
-
Insurance charge
-
-
-
2.0
-
-
-
Cancellation of executive employment agreement (cash portion)
-
-
3.2
-
-
-
-
Inventory write-down
-
-
-
-
-
-
0.4
M&A transaction
& integration expenses
-
-
-
-
-
0.5
1.4
Expenses associated with refinancing
-
-
-
5.1
1.7
9.5
-
Loss on early extinguishment of debt
-
-
-
-
114.0
-
-
Pension settlement
-
-
-
-
4.4
-
-
Legal and consulting expenses
-
-
-
-
-
9.9
4.2
Provision for uncollectible accounts
-
-
-
-
-
0.4
(2.0)
Joint venture termination
-
-
-
-
-
1.7
-
Other expense
(income)
-
-
0.6
3.0
(0.6)
2.6
(1.4)
Adjusted EBITDA
$ 149.8
$ 190.2
$ 424.0
$ 386.4
$ 463.2
$ 360.5
$ 224.2

Barclays CEO Energy-Power Conference
Adjusted
Gross
Profit Reconciliation
Six months ended
June 30
Year ended
December 31
($ millions)
2015
2014
2014
2013
2012
2011
2010
Gross
profit
$ 425.9
$ 491.6
$ 1,018.1
$ 954.8
$ 1,013.7
$ 708.2
$ 518.1
Depreciation and amortization
10.2
10.5
22.5
22.3
18.6
17.0
16.6
Amortization of intangibles
30.9
33.9
67.8
52.1
49.5
50.7
53.9
Increase (decrease) in LIFO reserve
(15.1)
2.1
11.9
(20.2)
(24.1)
73.7
74.6
Adjusted Gross Profit
$ 451.9
$ 538.1
$ 1,120.3
$ 1,009.0
$ 1,057.7
$ 849.6
$ 663.2